770 Transactions effected pursuant to Rule 10f-3

On April 4, 2003, Liberty New York Intermediate Municipal Bond Fund (Fund) purchased $200,000 par value of bonds of NY Long Island Power Authority 5.00% 06/01/09 (Securities) for a total purchase price of $213,600 from A.G. Edwards & Sons, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc.; Goldman, Sachs & Co.; ABN Amro Financial Services, Inc.; Bear, Stearns
& Co., Inc.; First Albany Corporation; David Lerner Associates, Inc.;
JP Morgan; Ramirez & Co., Inc.; Roosevelt & Cross, Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; McDonald Investments, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Salomon Smith Barney; MR Beal & Company; A.G. Edwards & Sons, Inc.; Lehman Brothers; Merrill Lynch & Co.; RBC Dain Rauscher Inc.;
Wachovia Bank, National Association.

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On April 4, 2003, Liberty New York Intermediate Municipal Bond Fund (Fund)
purchased $200,000 par value of bonds of NY Long Island Power Authority 5.00% 06/01/09 (Securities) for a total purchase price of $213,600 from First Albany pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc.; Goldman, Sachs & Co.; ABN Amro Financial Services, Inc.; Bear, Stearns
& Co., Inc.; First Albany Corporation; David Lerner Associates, Inc.;
JP Morgan; Ramirez & Co., Inc.; Roosevelt & Cross, Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; McDonald Investments, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Salomon Smith Barney; MR Beal & Company; A.G. Edwards & Sons, Inc.; Lehman Brothers; Merrill Lynch & Co.; RBC Dain Rauscher Inc.;
Wachovia Bank, National Association.

On April 4, 2003, Liberty New York Intermediate Municipal Bond Fund (Fund) purchased $200,000 par value of bonds of NY Long Island Power Authority 5.00% 06/01/09 (Securities) for a total purchase price of $213,600 from CIBC pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc.; Goldman, Sachs & Co.; ABN Amro Financial Services, Inc.; Bear, Stearns
& Co., Inc.; First Albany Corporation; David Lerner Associates, Inc.;
JP Morgan; Ramirez & Co., Inc.; Roosevelt & Cross, Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; McDonald Investments, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Salomon Smith Barney; MR Beal & Company; A.G. Edwards & Sons, Inc.; Lehman Brothers; Merrill Lynch & Co.; RBC Dain Rauscher Inc.;
Wachovia Bank, National Association.

On April 4, 2003, Liberty New York Intermediate Municipal Bond Fund (Fund) purchased $200,000 par value of bonds of NY Long Island Power Authority 5.00% 06/01/09 (Securities) for a total purchase price of $213,600 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc.; Goldman, Sachs & Co.; ABN Amro Financial Services, Inc.; Bear, Stearns
& Co., Inc.; First Albany Corporation; David Lerner Associates, Inc.;
JP Morgan; Ramirez & Co., Inc.; Roosevelt & Cross, Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; McDonald Investments, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Salomon Smith Barney; MR Beal & Company; A.G. Edwards & Sons, Inc.; Lehman Brothers; Merrill Lynch & Co.; RBC Dain Rauscher Inc.;
Wachovia Bank, National Association.

On April 4, 2003, Liberty New York Intermediate Municipal Bond Fund (Fund) purchased $200,000 par value of bonds of NY Long Island Power Authority 5.00% 06/01/09 (Securities) for a total purchase price of $213,600 from Advest, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc.; Goldman, Sachs & Co.; ABN Amro Financial Services, Inc.; Bear, Stearns
& Co., Inc.; First Albany Corporation; David Lerner Associates, Inc.;
JP Morgan; Ramirez & Co., Inc.; Roosevelt & Cross, Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; McDonald Investments, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Salomon Smith Barney; MR Beal & Company; A.G. Edwards & Sons, Inc.; Lehman Brothers; Merrill Lynch & Co.; RBC Dain Rauscher Inc.;
Wachovia Bank, National Association.

On April 4, 2003, Liberty New York Intermediate Municipal Bond Fund (Fund) purchased $1,000,000 par value of bonds of NY Long Island Power Authority 5.00% 06/01/09 (Securities) for a total purchase price of $1,068,000 from PainWebber/ SBC pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: UBS PaineWebber, Inc.; Goldman, Sachs & Co.; ABN Amro Financial Services, Inc.; Bear, Stearns
& Co., Inc.; First Albany Corporation; David Lerner Associates, Inc.;
JP Morgan; Ramirez & Co., Inc.; Roosevelt & Cross, Inc.; Advest, Inc./Lebenthal & Co.; CIBC World Markets; Jackson Securities; McDonald Investments, Inc.; Prager, Sealy & Co., LLC; Raymond James & Associates, Inc.; Siebert Brandford Shank & Co., LLC; Salomon Smith Barney; MR Beal & Company; A.G. Edwards & Sons, Inc.; Lehman Brothers; Merrill Lynch & Co.; RBC Dain Rauscher Inc.;
Wachovia Bank, National Association.

On April 11, 2003, Liberty Massachusetts Intermediate Municipal Bond Fund(Fund) purchased $250,000 par value of bonds of Puerto Rico Commonwealth Highway and Transportation Authority 5.5% 7/1/16 (Securities) for a total purchase price of $276,775 from Wachovia pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; UBS PaineWebber, Inc.; Goldman, Sachs & Co.; Raymond James & Associates, Inc.; Morgan Stanley; JP Morgan; Samuel A. Ramirez & Co., Inc.; Wachovia Bank, National Association

On April 11, 2003, Liberty Massachusetts Intermediate Municipal Bond Fund (Fund) purchased $500,000 par value of bonds of Puerto Rico Commonwealth Highway and Transportation Authority 5.5% 7/1/16 (Securities) for a total purchase price of $553,550 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; UBS PaineWebber, Inc.; Goldman, Sachs & Co.; Raymond James & Associates, Inc.; Morgan Stanley; JP Morgan; Samuel A. Ramirez & Co., Inc.; Wachovia Bank, National Association

On April 11, 2003, Liberty Massachusetts Intermediate Municipal Bond Fund (Fund) purchased $250,000 par value of bonds of Puerto Rico Commonwealth Highway and Transportation Authority 5.5% 7/1/16 (Securities) for a total purchase price of $276,775 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; UBS PaineWebber, Inc.; Goldman, Sachs & Co.; Raymond James & Associates, Inc.; Morgan Stanley; JP Morgan; Samuel A. Ramirez & Co., Inc.; Wachovia Bank, National Association

On April 11, 2003, Liberty Florida Intermediate Municipal Bond Fund (Fund) purchased $1.000,000 par value of bonds of Puerto Rico Commonwealth Highway and Transportation Authority 5.5% 7/1/16 (Securities) for a total purchase price of $1,107,100 from Citigroup Global Markets pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney; Merrill Lynch & Co.; Banc of America Securities LLC; Lehman Brothers; UBS PaineWebber, Inc.; Goldman, Sachs & Co.; Raymond James & Associates, Inc.; Morgan Stanley; JP Morgan; Samuel A. Ramirez & Co., Inc.; Wachovia Bank, National Association